               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reportable):

                                 May 28, 1998

                       Investors Insurance Group, Inc.
            (Exact name of registrant as specified in its charter)

    Florida                        1-8069                  13-2574130
 (State or other                 (Commission              (IRS Employer
 jurisdiction of                 File Number)           Identification No.)
  incorporation)


      7200 West Camino Real
      Boca Raton, Florida                             33433
  (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code    (407) 391-5043































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Item 2.         Acquisition or Disposition of Assets

A Settlement Agreement and Release ("Agreement") was entered into in April, 1998 between Donna Lee Williams, Insurance Commissioner of the State of Delaware, in her capacity as Liquidator of National Heritage Life Insurance Company in Liquidation ("NHLIC") and Investors Insurance Group, Inc.
("IIG"), IIC, Inc. ("IIC"), and Investors Insurance Corporation ("Investors"). The Agreement was entered into as settlement of the legal proceeding which was pending in the United States District Court for the Middle District of Florida whereby NHLIC sought to foreclose on an eight million dollar secured subordinated debenture payable on March 31, 1997 with interest at eight percent payable quarterly (the "Debenture") for which IIG disputed and filed counterclaims as to the ownership of the Debenture and the amount due under the Debenture.

The Agreement was subject to a verified petition of the Court of Chancery of the State of Delaware having jurisdiction over NHLIC, which was granted and the Agreement was approved in all respects on May 1, 1998.

Pursuant to the terms of the Agreement, NHLIC is the sole owner of the Debenture and has the right to transfer the stock of IIC and Investors as satisfaction for the Debenture. All shares of stock of IIC and Investors were transferred to NHLIC for t he sum of $637,711.00 payable to IIG.

The final closing of the Agreement occurred on May 28, 1998 at which time the following occurred pursuant to the Agreement:

      1. IIG sold transferred and assigned unto NHLIC pursuant to a Stock Transfer all of its right title and interest in all its shares of stock of its subsidiary, IIC, Inc., an Oregon corporation, and IIC's subsidiary, Investors Insurance Corporation, a Delaware domiciled stock life insurance company.

      2. IIG assigned and transferred to NHLIC pursuant to an Assignment any and all rights it has in and arising from that certain Stock Option Agreement dated September 13, 1991, and from a prior Stock Option Agreement dated March 28, 1991, concerning 188,971 shares of stock of Adage, Inc. (now Relm Wireless Corp.)

      3. Investors assigned to IIG pursuant to an Assignment all of its right title and interest to a certain federal tax return appearing on page 2, line 14, columns 2, 3, and 4 of the Annual Statement of Investors Insurance Company for the year ended December 31, 1997 filed with the Department of Insurance of the State of Delaware.














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Item 7. Financial Statements and Exhibits.

        (a)     Financial statements of business acquired.

                      Not applicable.


        (b)     Pro forma financial information.

                See presentation in Form 10QSB for June 30, 1998.


        (c)     Exhibits.

                Settlement Agreement and Release between National Heritage
                   Life Insurance Company in Liquidation and Investors Insurance Group, Inc.

                Stock Transfer

                Assignment of Stock Option Agreement concerning Adage, Inc.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INVESTORS INSURANCE GROUP, INC.


Date: June 5, 1998                      By: /s/ Melvin C. Parker
                                            --------------------
                                            Melvin C. Parker
                                            President

                       SETTLEMENT AGREEMENT AND RELEASE
                                   BETWEEN
           NATIONAL HERITAGE LIFE INSURANCE COMPANY IN LIQUIDATION
                                     AND
                       INVESTORS INSURANCE GROUP, INC.


This SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is made on this _____________ day of April, 1998, by the parties, Donna Lee H. Williams, Insurance Commissioner of the State of Delaware, in her capacity as Liquidator (together with her Deputy Receiver(s)) of NATIONAL HERITAGE LIFE INSURANCE COMPANY IN LIQUIDATION ("NHLIC"), for and on behalf of the Estate of NHLIC ("Statutory Liquidator of NHLIC") and NHLIC itself, and INVESTORS INSURANCE GROUP, INC. ("IIG") a Florida Corporation, IIC, INC., an Oregon Corporation ("IIC"), and INVESTORS INSURANCE CORPORATION, a Delaware stock life insurance company ("Investors")


                                   RECITALS

WHEREAS, NHLIC is a Delaware life insurance company duly organized under the laws of the State of Delaware, previously doing business under the auspices, regulation and control of the Delaware Department of Insurance and now in liquidation;

WHEREAS, IIG is a Florida Corporation, and the recorded owner of all the issued and outstanding shares of IIC, which is the recorded owner of all the issued and outstanding shares of Investors;

WHEREAS, IIG was formerly known as Gemco National, Inc. ("Gemco") and is the successor to all obligations and liabilities of Gemco, including a certain Debenture in the principal amount of Eight Million Dollars ($8,000,000.00) (the "Debenture") issued to Corporate Life Insurance Company ("CLIC");

WHEREAS, on or about October 22, 1993 CLIC assigned and otherwise transferred to NHLIC all right, title and interest to the Debenture and to the collateral for the Debenture, including but not limited to the issued and outstanding stock of IIC and Investors (the stock of IIC and Investors hereinafter collectively referred to as the "Collateral");

WHEREAS, subsequent to the aforesaid assignment of the Debenture and Collateral from CLIC to NHLIC, IIG refused to make payment of the quarterly interest payments to the Statutory Liquidator of NHLIC under the Debenture, claiming inter alia: that the assignment of the Debenture and Collateral from CLIC to NHLIC was not valid; that the amount due under the Debenture was subject to certain offsets, defenses, claims, and counterclaims arising from the preassignment conduct of CLIC; that the amount due under the Debenture was subject to certain offsets, defenses, claims and counterclaims arising from the conduct of NHLIC; that the amount due under the Debenture was subject to certain offsets, defenses, claims and counterclaims arising from the conduct of the Delaware Department of Insurance and its representatives and; that the Collateral was not pledged for the Debenture;

WHEREAS, the disputes between the parties are and have been the subject of ongoing litigation between the parties including: Investors Insurance Group. Inc. v. Insurance Commissioner of the Pennsylvania Department of Insurance as Statutory Liquidator of Corporate Life Insurance Company and Insurance Commissioner of the State of Delaware as Statutory Receiver and/or Rehabilitator and/or Liquidator of National Heritage Life Insurance Company, Commw. Ct., No. 518 MD, 1995 (the "Pennsylvania Litigation"); in the Matter of the Liquidation of National Heritage Life Insurance Company, Delaware Court of Chancery C.A. No. 13530 (the "Delaware Litigation"); and The Honorable Donna Lee H. Williams. Commissioner of Insurance of the State of Delaware as Receiver of National Heritage Life Insurance Company v. Investors Insurance Group. Inc., successor to Gemco National Inc. United States District Court, Middle District of Florida, Orlando Division, No. 97-773-CV-ORL-19 (the "Florida Litigation");

WHEREAS, Statutory Liquidator of NHLIC and IIG desire to amicably resolve their disputes as to ownership of the Debenture; the amount due on the Debenture; the right to dispose of the Collateral for the Debenture; and the right to the proceeds of the Collateral;

WHEREAS, Statutory Liquidator of NHLIC and IIG further desire to resolve amicably and settle all claims that they have or could ever have against the other so that all claims between the Statutory Liquidator of NHLIC and IIG are fully and finally resolved;

NOW, THEREFORE, in consideration of the promises, covenants and agreements set forth below, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:


                             TERMS AND CONDITIONS

1. OWNERSHIP OF DEBENTURE AND COLLATERAL. IIG, by this representation contained in this Agreement and by such additional representations contained in documents as NHLIC shall in its sole discretion require, agrees that: (a) NHLIC is the sole legal, equitable, and beneficial transferee and owner of the Debenture; (b) the transfer of the ownership of the aforesaid Debenture to NHLIC occurred and was effective on October 22, 1993; (c) NHLIC has the exclusive right, power and authority to transfer the Stock of IIC and Investors as satisfaction for the Debenture under such terms and conditions, and for such consideration, as NHLIC in its sole discretion deems appropriate; (d) in satisfaction of the amount due on the Debenture, NHLIC is entitled to the entire proceeds from the disposition of the Collateral.

2. PAYMENTS TO IIG. Upon 45 days following the execution of this Agreement, or upon Court approval as described in Paragraph 17 of this Agreement, whichever is later, NHLIC shall pay or cause to be paid to IIG the sum of $637,711.00.

3. TRANSFER OF COLLATERAL TO NHLIC. Contemporaneous with the payment set forth in Paragraph 2 of this Agreement, IIG, IIC, and Investors cause all shares of stock of IIG and Investors Insurance Corporation to be transferred to NHLIC, together with such other documents as NHLIC shall reasonably require confirming the transfer to NHLIC or its assignee all right title and interest to IIC and Investors.

4. DOCUMENTS TO BE PRESENTED BY IIG UPON EXECUTION. Contemporaneous with execution of this Agreement IIG shall present to NHLIC a certified resolution of its Board of Directors, authorizing IIG to execute this Agreement and directing IIG to take all steps necessary to effectuate the terms of this Agreement. IIG shall further provide NHLIC with such evidence as NHLIC shall require, including but not limited to opinion(s) of counsel, confirming IIG's authority to enter this Agreement and to effectuate its terms

5. DISMISSAL OF FLORIDA LITIGATION. Upon the mutual execution of this Agreement by the parties, they shall jointly inform the Court that a settlement is pending and request that the Florida Litigation be stayed pending Court Approval as described in Paragraph 17 of this Agreement. Contemporaneous with Court approval as more particularly described in Paragraph 17 of this Agreement, the parties will take whatever steps as are necessary to dismiss, with prejudice, all claims and counterclaims asserted by or against the parties in the Florida Litigation.

6. DISMISSAL OF DELAWARE LITIGATION. Contemporaneous with the Court Approval as more particularly described in paragraph 17 of this Agreement, the parties will take whatever steps as are necessary to dismiss, with prejudice, all claims and counterclaims asserted by or against the parties in the Delaware Litigation.

7. WARRANTIES OF TITLE. IIG covenants, warrants and represents, to NHLIC and its successors and assigns, that it is the beneficial and record owner of all the issued and outstanding shares of stock of IIC, and that IIC is the record and beneficial owner of all issued and outstanding shares of Investors, and that the transfer of the shares of stock contemplated by this Agreement will vest ownership of the shares of stock of IIC and Investors in NHLIC, its successors and assigns, free and clear of any lien, pledge, charge, security interest, encumbrance, title retention agreement, adverse claim, option, proxy or voting trust agreement, and that 110 has all necessary rights and authority to transfer the shares of stock hereunder. IIG agrees to indemnify and hold harmless NHLIC and its successors and assigns from and against any and all claims, demands, or suits from any person, including but not limited to IIG, its stockholders, directors, officers, employees, agents, successors, assigns, receivers, trustees, involving or arising from the transfer of the shares of stock contemplated by this Agreement.

8. RELEASE BY NHLIC. Upon IIG's compliance with its obligations contained in Paragraphs 1, 3, 4, 5 and 6, of this Agreement, The Receiver of NHLIC, for and on behalf of the Estate of NHLIC and NHLIC itself, its successors, appointees and assigns hereby agrees to release, acquit, and forever discharge IIG, IIC, and Investors, their stockholders, directors, officers, and representatives, from any and all causes of action, claims, counterclaims, cross-claims, demands, damages, costs, expenses, compensation, third party actions, suits at law or in equity, that NHLIC has whether asserted or unasserted, against IIG, IIC, or Investors arising out of the Debenture, including but not limited to all claims made or which could have been made in the Pennsylvania Litigation, Delaware Litigation, or Florida Litigation.

9. RELEASE BY IIG. Upon the execution of this Agreement by the Parties hereto, IIG, on behalf of itself, its stockholders, directors, officers, representatives, agents, subsidiaries, affiliates, stockholders of subsidiaries, directors of subsidiaries, officers of subsidiaries, agents of subsidiaries, stockholders of affiliates, directors of affiliates, officers of affiliates, agents of affiliates, successors and assigns of itself, its subsidiaries and affiliates, hereby agrees to release, acquit, and forever discharge the Receiver of NHLIC together with her Deputy Receivers, the Estate of NHLIC and NHLIC itself, the Department of Insurance of the State of Delaware, the Insurance Commissioner of the State of Delaware, together? with their representatives and agents (collectively referred to as the "Released Parties") from any and all causes of action, claims, counterclaims, cross-claims, demands, damages, costs, expenses, compensation, third party actions, suits at law or in equity, that IIG or its subsidiaries, affiliates, stockholders,. directors, officers, or agents have, whether asserted or unasserted, against the released parties, arising out of the Debenture, the regulation of Investors, including but not limited to all claims made or which could have been made in the Pennsylvania Litigation, Delaware Litigation, or Florida Litigation IIG, on behalf of itself, IIG, Investors, and each of their stockholders, directors, officers, agents and employees, agrees to indemnify and hold harmless NHLIC and the Released Parties from and against any claim, damage, loss and expense, including but not limited to attorneys' fees, arising from any claim, action or defense asserted against the Released Parties by IIG, IIC, Investors, or any of their stockholders, directors, officers, agents, employees or assigns.

   IIG, on behalf of itself, IIC, Investors, and each of their stockholders, directors, officers, agents and employees, agrees to indemnify and hold harmless NHLIC and the Released Parties from and against any claim, damage, loss and expense, including but not limited to attorneys' fees, arising from any claim, action or defense asserted against the Released Parties arising from any inaccuracy in the statements set forth in Exhibit "A" of this Agreement.

10. ASSIGNMENT BY IIG OF OPTION RIGHTS. For the consideration stated herein, Ira assigns and transfers to NHLIC any and all rights that it may have in and arising from a certain Stock Option Agreement ("Option") dated September 13, 1991, and from a prior Stock Option Agreement dated March 28, 1991, said Option(s) concerning 188,971 shares of stock of Adage, Inc. IIG shall provide to NHLIC such documentation as NHLIC shall require confirming and ratifying said assignment

11. IIG TO RETAIN TAX REFUND RIGHTS ON PRIOR FILED RETURNS. For the consideration stated herein, NHLIC, agrees to cause Investors to assign to IIG all Investors right title and interest to a certain federal tax refund appearing on Page 2, Line 14, columns 2, 3, and 4 of the Annual Statement of Investors Insurance Company for the Year Ended. December 31, 1997 filed with the Department of Insurance of the state of Delaware.

12. NOTICE OF AGREEMENT. The Statutory Liquidator of NHLIC shall have the sole discretion to determine who, if anyone, shall receive notice of this Agreement. IIG agrees that it will not give notice of this Agreement to any third party without the prior written consent of the Statutory Liquidator of NHLIC, provided, however, that IIG shall not be restricted from disclosing this Agreement to the extent required by law, in which event, NHLIC shall receive reasonable advance notice of such disclosure; provided further however, that IIG may disclose this Agreement in response to a lawful order, legal requirement or subpoena, after first, if reasonably possible, giving reasonable notice thereof to the Statutory Liquidator of NHLIC of intent to do so with the understanding that the Statutory Liquidator of NHLIC may seek. to take lawful efforts to prevent disclosure.

13. ASSIGNMENT. NHLIC may, without further consent or notice to any party to this Agreement, assign its rights or delegate its duties under this Agreement as NHLIC, in its sole discretion determines necessary to effectuate this Agreement. However, such assignment or delegation by NHLIC shall not relieve NHLIC of its responsibilities under this Agreement. IIG, shall not assign or delegate its responsibilities or duties under this Agreement without the express prior written consent of NHLIC. Such assignment or delegation by IIG, shall, if consented to by NHLIC, not relieve IIG or any other party to this Agreement of its responsibilities under this Agreement.

14. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of NHLIC, its Receiver, Deputy Receivers, successors, appointees, trustees, agents representatives, employees and assigns or any of their heirs, executors, personal representatives and administrators; and IIG, its stockholders, directors, officers, employees', agents and assigns, and their respective heirs, executors, personal representatives and administrators.

15. NON-WAIVER. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

16. GOVERNING LAW. It is agreed that this Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware and that any actions, causes of action, suits, claims, cross-claims, counterclaims, or third party actions related to or arising out of this Agreement shall be brought before the Court of Chancery of the State of Delaware in and for New Castle County ("Delaware Court") in the liquidation proceedings of NHLIC.

17. COURT APPROVAL. The parties expressly understand that this Agreement is subject to the approval of the Delaware Court in the NHLIC liquidation proceedings. Within five (5) business days of the full execution of this Agreement, the Statutory Liquidator of NHLIC shall petition the. Delaware Court, with notice to the National Association of Life and Health Insurance Guaranty Associations, for an order approving this Settlement Agreement and Release in its entirety and authorizing and directing the Statutory Liquidator of NHLIC to render performance in accordance with the terms and conditions of this Settlement Agreement and Release. IIG shall assist the Statutory Liquidator of NHLIC and fully cooperate with the filing of the motion. The Statutory Liquidator of NHLIC agrees to seek expedited treatment of this petition by the Delaware Court.

18. MODIFICATION OF AGREEMENT. Any modification of this Agreement or additional obligation assumed by the parties hereto in connection with this Agreement shall be binding only if evidenced in writing signed by each party hereto or an authorized representative of each party hereto and approved by the Delaware Court.

19. NON-ADMISSION. Nothing contained. herein shall constitute an admission of liability by any party as to any claim, cause of action, defense, counterclaim or other statement made in the litigations, however; this Agreement shall constitute an admission by IIG, its affiliates and subsidiaries, and their respective stockholders, directors, officers, employees and agents, of the truth of the statements contained in paragraphs 1 and 7 of this Agreement.

20. SEVERABILITY. The provisions of this. Agreement are independent of, and separable from, each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part unless the intent of the parties is significantly altered without the invalid or unenforceable provision.

21. CAPTIONS The captions. used in this Agreement are inserted only as a matter of convenience for reference, and they are not to be construed as part of this Agreement. They in no way define, limit or describe the scope or intent of this Agreement or any part hereof. Such captions shall not affect this Agreement or any part hereof in any way.

22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.











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23. ENTIRE AGREEMENT.  This Agreement shall constitute the entire agreement between NHLIC, on the one part, and IIG, IIC and Investors, collectively, on the second part. Any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding upon NHLIC except to the extent incorporated in this Agreement. Each party to this Agreement represents and warrants that sit has all requisite power and authority to enter into this Agreement and to implement the transactions contemplated herein, subject to the Court approval required by Paragraph 17 hereto, and that the signatories to this Agreement are duly authorized to execute this Agreement on behalf of the respectively parties hereto. Each party to this Agreement represents and warrants that this Agreement has not been fraudulently induced either through active concealment of material facts or nondisclosure of material facts.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date set forth above.


DONNA LEE H. WILLIAMS, INSURANCE COMMISSIONER OF THE STATE OF DELAWARE, IN HER CAPACITY AS THE STATUTORY LIQUIDATOR OF NATIONAL HERITAGE LIFE INSURANCE COMPANY IN LIQUIDATION

BY:
  ---------------------------------------------------------


INVESTORS INSURANCE GROUP, INC.

ATTEST:                                 BY:
       --------------------------------     ------------------------------


IIC, INC.

ATTEST:                                 BY:
       --------------------------------     ------------------------------


IIC, INC.

ATTEST:                                 BY:
       --------------------------------     ------------------------------


INVESTORS INSURANCE CORPORATION

ATTEST:                                 BY:
       --------------------------------     ------------------------------

                                STOCK TRANSFER

FOR VALUE, INVESTORS INSURANCE GROUP, INC., successor in interest to GEMCO NATIONAL, INC. ("Transferor"), hereby sells, transfers and assigns unto DONNA LEE H. WILLIAMS, INSURANCE COMMISSIONER OF THE STATE OF DELAWARE, IN HER CAPACITY AS THE STATUTORY LIQUIDATION OF NATIONAL HERITAGE LIFE INSURANCE COMPANY IN LIQUIDATION ("NHLIC"), all of Transferor's right, title and interest in and to one hundred (100) shares (the "Stock?) represented by Certificate Number 1 of IIC, Inc., an Oregon corporation (the "Corporation"), and does irrevocably constitute and appoint ____________________________ attorney to transfer said shares on the books of the Corporation, with full power of substitution.

Transferor does hereby represent and warrant to NHLIC, its successors and assigns that: (i) Transferor is hereby transferring the Stock to NHLIC free and clear of any lien, pledge, charge, security interest, encumbrance, title retention agreement, ad verse claim, option, proxy or voting trust agreement;
(ii) Transferor has all necessary rights and authority to transfer the Stock hereby; (iii) the Stock is all of the issued and outstanding shares of the Corporation's capital stock; (iv) the Stock h as been duly authorized and validly issued and is fully paid and non-assessable; (v) the Corporation is the sole owner of all the issued and outstanding capital stock of Investors Insurance Corporation, Inc.; (vi) Investors Insurance Corporation is the sole owner of all the issued and outstanding capital stock of Investors Marketing Group, Inc.; and (vii) no securities convertible into capital stock and no subscriptions, options, warrants, calls or rights of any kind to purchase, issue, or other wise acquire capital stock or securities convertible into capital stock of the Corporation, Investors Insurance Corporation or Investors Marketing Group, Inc. are outstanding and no authorization therefore has been given. The representations and warranties set forth herein shall survive the transfer of the Stock make hereby.


                                            INVESTORS INSURANCE GROUP, INC.,
                                              successor to interest to
                                              GEMCO NATIONAL, INC.



Dated: May 20, 1998                         By: /s/  Melvin Parker
                                            Attest: Donald Goebert

                                  ASSIGNMENT

For value received, Investors Insurance Group, Inc. hereby assigns and transfers to National Heritage Life Insurance Company in Liquidation any and all rights it has in and arising from that certain Stock Option Agreement dated September 13, 1991, and from a prior Stock Option Agreement dated March 28, 1991, concerning 188,971 shares of stock of Adage, Inc. (now Relm Wireless Corp.).


                                           INVESTORS INSURANCE GROUP, INC.


                                           By: /s/  Melvin Parker
                                              -----------------------
                                               Melvin Parker
                                               President